UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

May 15, 2008
Date of Report (Date of earliest event reported)

Realty Income Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
600 La Terraza Boulevard, Escondido, California 92025 (Address of principal executive offices) (Zip Code)

(760) 741-2111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On May 15, 2008, Realty Income Corporation (the “Company”) entered into a Credit Agreement among the Company, as Borrower, certain subsidiaries of the Company, as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Sole-Lead Arranger, Bank of America, N.A. and Regions Bank, as co-Syndication Agents, Bank of New York and Wachovia Bank, National Association, as co-Documentation Agents, and Raymond James Bank, FSB and Chevy Chase Bank, FSB (the “Credit Agreement”).  The term of the Credit Agreement will begin on May 15, 2008 and replace the Company’s existing $300 million acquisition credit facility.  The Credit Agreement provides for a $355 million unsecured revolving credit facility maturing May 13, 2011. Borrowings under the credit facility bear interest at the LIBOR rate or the base rate, each as defined in the Credit Agreement, plus a margin of 1.00% for LIBOR loans based on the Company’s current debt ratings. A commitment fee of 0.275% per annum is payable on the then revolving committed amount, as defined in the Credit Agreement, based on the Company’s current debt ratings.

The foregoing description of the Credit Agreement is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the Credit Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

 (d) Exhibits

Exhibit Number	Exhibit Description
10.1
Credit Agreement among the Company, as Borrower, certain subsidiaries of the Company, as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Sole-Lead Arranger, Bank of America, N.A. and Regions Bank, as co-Syndication Agents, Bank of New York and Wachovia Bank, National Association, as co-Documentation Agents, and Raymond James Bank, FSB and Chevy Chase Bank, FSB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: May 15, 2008	By:	/s/ Michael R. Pfeiffer
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice-President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit No.                             Description

10.1
Credit Agreement among the Company, as Borrower, certain subsidiaries of the Company, as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Sole-Lead Arranger, Bank of America, N.A. and Regions Bank, as co-Syndication Agents, Bank of New York and Wachovia Bank, National Association, as co-Documentation Agents, and Raymond James Bank, FSB and Chevy Chase Bank, FSB.